UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2006

BRONCO DRILLING COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51471	20-2902156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16217 North May Avenue, Edmond, Oklahoma		73013
(Address of principal executive offices)		(Zip code)

(405) 242-4444

(Registrant’s telephone number, including area code)

14313 North May Avenue

Suite 100

Oklahoma City, Oklahoma 73134

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2006, Bronco Drilling Company, Inc. issued a press release announcing selected financial and operating results for the three months ended June 30, 2006 and certain other information. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On August 8, 2006, Bronco Drilling Company, Inc. issued a press release announcing selected financial and operating results for the three months ended June 30, 2006 and certain other information. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated August 8, 2006 announcing selected financial and operating results for the three months ended June 30, 2006 and certain other information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.

Date:	August 8, 2006	By:	/s/ Zachary M. Graves
Zachary M. Graves Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated August 8, 2006 announcing selected financial and operating results for the three months ended June 30, 2006 and certain other information.